                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 17, 2004

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                            37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On May 17, 2004, Registrant made available the
          Monthly Servicer Certificates for the Period of April 2004
          for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  May 20, 2004                          By:/s/ PAUL E. MARTIN
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #2, dated May 17, 2004

================================================================================

                                 EXHIBIT 20

                  Navistar Financial 2004 - A Owner Trust
                       For the Month of April 2004
                    Distribution Date of May 17, 2004
                        Servicer Certificate  #2

Original Pool Amount                                            $398,284,237.80
Subsequent Receivables (transferred 04/29/04)                   $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                             $0.00
Subsequent Receivables (transferred 00/00/00)                             $0.00
Beginning Pool Balance                                          $583,326,698.18
Beginning Pool Factor                                                 0.9581372

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $19,556,810.49
     Interest Collected                                           $2,659,140.04
     Mandatory Prepayments                                                $2.22
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                                    $0.00
Total Additional Deposits                                                 $0.00

Repos / Chargeoffs                                                  $122,060.56
Aggregate Number of Notes Charged Off                                         3

Total Available Funds                                            $22,189,800.92

Ending Pool Balance                                             $563,673,976.74
Ending Pool Factor                                                    0.9394566

Servicing Fee                                                       $329,215.55

Repayment of Servicer Advances                                       $26,149.61
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                          $9,819,778.63

     Transfer Base                                                $4,034,315.20
     Invest. Income                                                   $6,859.83
     Excess Serv.                                                 $1,432,383.78
     Transfer (to)                                                        $0.00
                                                              ------------------
     Collections Acct
     Beginning Balance                                           $15,293,337.44
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                          $15,293,337.44
     Target Percentage                                                    3.25%
     Target Balance                                              $18,319,404.24
     Specified Yield Supplement Amount                                    $0.00
     Specified Yield Supplement Amount                                    $0.00
     Specified Reserve Account Balance                           $18,319,404.24
     Minimum Balance                                             $11,999,999.96
     (Release) / Deposit                                             ($6,859.83)
     Ending Balance                                              $15,286,477.61

--------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.099%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                         46.89
--------------------------------------------------------------------------------

Delinquencies                                                           Dollars      Notes
                                                              ------------------  ---------
     Installments:                                 1 - 30 days     2,222,420.58      2,408
                                                   31 - 60 days      299,262.68        355
                                                   60+  days          24,301.73         35

     Total:                                                        2,545,984.99      2,409

     Balances:                                     60+  days         954,532.28         35

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2004 - A Owner Trust
For the Month of April 2004

                                                                            NOTES
                                                                                                             CLASS B         CLASS C
                          TOTAL           CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4         NOTES           NOTES
Original Pool Amount   $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Distributions:
        Distribution %  1                       100.00%           0.00%           0.00%           0.00%          0.00%         0.00%
        Coupon                                  1.0800%         1.4500%         2.0100%         2.5900%        2.4600%       3.2000%

Beginning Pool Bal    $583,326,698.18
Ending Pool Bal       $563,673,976.74

Collected Principal    $19,530,660.88
Collected Interest      $2,659,140.04
Charge - Offs             $122,060.56
Liquidation Proceeds/Recoveries $0.00

Servicing & Admin Fee     $329,215.55
Investment Earnings
    from Pre-Funding Acct.$138,760.14
Cash Transfer from
    Negative Carry Acct.        $0.00
Cash Transfer from
    Pre-Funding Acct.           $2.22
Cash Transfer from
    Reserve Account             $0.00
Total Collections Avail
   for Debt Svc        $21,999,347.73

Beginning Balance     $583,326,700.40  $91,326,700.40 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00

Interest Due 2            $914,240.29      $87,673.63     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00
Interest Paid             $914,240.29      $87,673.63     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00
Principal Due          $19,652,721.44  $19,652,721.44           $0.00           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments
    Class A-1 only              $2.22           $2.22
Principal Paid         $19,652,723.66  $19,652,723.66           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Balance        $563,673,976.74  $71,673,976.74 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Note/Certificate Pool Factor
    (Ending Balance/
    Original Pool Amt)                      0.6636479       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000
Total Distributions    $20,566,963.95  $19,740,397.29     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00

Interest Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
  (see Memo Item-
   Reserve Acct)       $1,432,383.78

   Beginning Reserve
      Acct Bal        $15,293,337.44
  (Release)/Draw          ($6,859.83)
   Ending Reserve
      Acct Bal        $15,286,477.61

1 (a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.  (c) 58.34%
of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the Class B Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the
Class C Notes are paid in full.
2 Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest  for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

--------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Month        ($26,149.61)
   Total Outstanding Servicer Advances    $1,512,281.00
--------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2004 - A Owner Trust
For the Month of April 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                        5                  4            3               2               1              0
                                     Nov-03             Dec-03       Jan-04          Feb-04          Mar-04         Apr-04

Remaining Gross Balance                N/A                N/A           N/A            N/A       $450,025,867.71   $429,882,130.10

A) Loss Trigger:
Principal of Contracts Charged Off     N/A                N/A           N/A            N/A           $94,125.41        $122,060.56
Recoveries                             N/A                N/A           N/A            N/A                $0.00              $0.00

Total Charged Off (Months 5,4,3)       N\A
Total Recoveries (Months 3,2,1)      $0.00
                                  ------------
Net Loss/(Recoveries) for 3 Mos        N\A  (a)

Total Balance (Months 5,4,3)         $0.00  (b)

Loss Ratio Annualized [(a/b)*(12)]     N\A

Trigger: Is Ratio > 1.5%               No

                                                                                      Feb-04           Mar-04             Apr-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                        N/A       $290,307.89        $954,532.28
     As % of Remaining Gross Balance                                                     N/A          0.06451%           0.22205%
     Three Month Average                                                                 N/A               N/A                N/A

Trigger: Is Average > 2.0%             No

C) Noteholders Percent Trigger:
     Ending Reserve Account Bal    2.5477%
     not less than 1% of
         Initial Aggregate
            Receivables Balance

Trigger: Is Minimum < 1.0%             No

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2004 - A Owner Trust
For the Period 04/15/04 through 5/14/04

      Pre-Funding Account:

           Beginning Balance 04/15/04                                                            $201,715,762.20
           Plus: Investment Earnings                                                                 $138,760.14
           Less: 04/29/04 Transfer to Seller                                                     $201,715,759.98
           Less: Investment Earnings to Collection Account                                           $138,760.14
                                                                                           ---------------------
           Ending Balance 05/14/04                                                                        $2.22

           Less: 5/14/04 transfer to Collections Account                                                   $2.22
           (Mandatory pre-payment to Class A-1)
           Ending Balance 5/17/04                                                                          $0.00

      Negative Carry Account:

           Beginning Balance 04/15/04                                                                $859,481.07
           Plus: Investment Earnings                                                                     $685.28
           Less: 05/14/04 Negative Carry Amount to Collections Account                                     $0.00
           Less: Investment Earnings Distributed to Seller                                               $685.28
                                                                                            --------------------
           Subtotal                                                                                  $859,481.07
           Less: Required Negative Carry Account Balance                                                   $0.00
                                                                                            --------------------
           Subtotal:  Excess over the Required Negative Carry Account Balance                        $859,481.07
           Less:  Excess released to Seller on 05/17/04                                              $859,481.07

           Ending  Account Balance 05/17/04                                                                $0.00

      **  Memo:  On 04/29/04, subsequent to the end of the April Due Period, $ 201,715,759.98 in
                 Receivables were transferred to the 2004-A Owner Trust, thus completing the prefunding requirement.  Therefore, the Funding Period ended on 05/17/04 resulting in a $ 2.22
                 Mandatory Prepayment to the Class A-1 Noteholder's and a final distribution from the
                 Prefunding Account and Negative Carry Account to the Seller.

====================================================================================================================================